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                                                                  Exhibit (a)(3)


                         EDUCATION LENDING GROUP, INC.

                         NOTICE OF GUARANTEED DELIVERY
               PURSUANT TO THE PROSPECTUS DATED August 11, 2003

   This Notice of Guaranteed Delivery relates to the offer by Education Lending Group, Inc. ("Education Lending Group") to exchange one share of common stock, par value $.001 per share (registered by the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 7, 2003), for each outstanding share of common stock, par value $.001 (the "Common Stock"), of Education Lending Group (the "Exchange Offer"). Subject to the terms and conditions of the Exchange Offer, Education Lending Group will issue one registered share of Common Stock in exchange for up to 16,300,866 shares of Common Stock, representing 100% of the Common Stock currently outstanding on a fully diluted basis that, in each case, are properly tendered and not withdrawn prior to the expiration of the Exchange Offer. For a more detailed description of the purpose of the Exchange Offer and the Common Stock that Education Lending Group is proposing to issue in the Exchange Offer, please see the sections of the Prospectus titled "The Exchange Offer--Purpose of Exchange Offer," and "Description and Effect of Exchange Offer."

   This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer if you wish to tender any Common Stock, but (1) the certificates for the Common Stock are not immediately available, (2) time will not permit your certificates for the Common Stock or other required documents to reach Interwest Transfer Co., Inc., as exchange agent (the "Exchange Agent"), before 5:00 p.m., Eastern Standard Time, on September 22, 2003 (or any such later date and time to which the Exchange Offer may be extended (the "Expiration Date")) or (3) the procedure for book-entry transfer cannot be completed before the Expiration Date.

   You may effect a tender of your Common Stock if (1) the tender is made through an Eligible Guarantor Institution (as defined in the Prospectus in the section titled "The Exchange Offer--Signatures on Letter of Transmittal"), (2) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the amount of Common Stock you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery (these documents may be sent by overnight courier, registered or certified mail or facsimile transmission), (3) you guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Common Stock, in proper form for transfer, or a book-entry confirmation (as described in the Prospectus in the sections titled "The Exchange Offer--Procedures for Tendering Outstanding Common Stock" and "The Exchange Offer--Book-Entry Transfer") of transfer of the Common Stock into the Exchange Agent's account at The Depository Trust Company (including the agent's message (as described in the Prospectus in the sections titled "The Exchange Offer--Procedures for Tendering Outstanding Common Stock" and "The Exchange Offer--Book-Entry Transfer") that forms a part of the Book-Entry Confirmation), as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent and
(4) the Exchange Agent receives the certificates for all physically tendered Common Stock, in proper form for transfer, or a book-entry confirmation of transfer of the Common Stock into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a book-entry confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an agent's message instead of the Letter of Transmittal, in each case, within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.


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   Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.

                                 Delivery To:

                         Interwest Transfer Co., Inc.
                             1981 East 4800 South
                                   Suite 100
                          Salt Lake City, Utah 84117
                           Telephone: (801) 272-9294
                           Facsimile: (801) 277-3147
                             Attn: Lorraine Smith

DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.

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Ladies and Gentlemen:

   Subject to the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to Education Lending Group, Inc. the number of shares of Common Stock set forth below pursuant to the guaranteed delivery procedure described in the Prospectus in the section titled "The Exchange Offer--Guaranteed Delivery Procedures." If you desire to tender less than all of the shares of Common Stock evidenced by the stock certificates listed below, please indicate the exact number of shares of Common Stock you wish to tender.

Number of shares of Common Stock tendered: _______________________ common shares

Certificate Nos. (if available): _______________________________________________

Total number of shares of Common Stock represented by certificate(s): __________

If Common Stock will be delivered by book-entry transfer to The Depository
Trust Company, Provide account number:
Account Number: ________________________________________________________________

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE:

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Signature(s) of Holder(s) or Authorized Signatory

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Date

Area Code and Telephone Numbers: (____) ____-________     (______) ____-________

Must be signed by the holder(s) of Common Stock as its/their name(s) appear(s) on certificates for Common Stock or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement or appropriate stock powers and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

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Capacity:

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Address(es):

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                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the amount of Common Stock tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Common Stock into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus in the section titled "The Exchange Offer--Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the date of execution of this Notice.

 Name of Firm: _________________________________________________________________

 Authorized Signature: _________________________________________________________

 Name: _________________________________________________________________________

 Title: ________________________________________________________________________

 Address and Zip Code: _________________________________________________________

 Area Code and Telephone Number: _______________________________________________

 (Please type or print above information)

NOTE:  DO NOT SEND CERTIFICATES FOR COMMON STOCK WITH THIS FORM. CERTIFICATES
          FOR COMMON STOCK SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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